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Scudder Variable Series II


o  Scudder Technology Growth Portfolio


Supplement to the currently effective prospectus

A Special Meeting of Shareholders of Scudder Technology Growth Portfolio is scheduled for July 24, 2003, at which shareholders of the portfolio will be asked to vote for approval to (i) change the classification of the portfolio from a diversified company to a non-diversified company and (ii) change the concentration policy of the portfolio. If proposal (i) is approved by shareholders, the portfolio will be permitted to invest a greater proportion of its assets in the obligations of a small number of issuers. If proposal (ii) is approved by shareholders, the portfolio would be required to invest 25% or more of its assets in the group of industries constituting the technology sector and permit the portfolio to invest 25% or more of its assets in one or more industries in the technology sector.









June 18, 2003